Exhibit 99.4

                          INDEPENDENT AUDITORS' REPORT



The Board of Directors
Sovereign Bancorp, Inc.:


We consent to the incorporation by reference in the Registration Statements (Form S-8 No. 33-20186, Form S-8 No. 33-29034, Form S-8 No. 33-39453,
Form S-8 No. 33-44108, Form S-8 No. 33-89586, Form S-8 No. 33-89592, Form S-3
No. 33-46870, Form S-3 No. 333-39113, Form S-8 No. 333-05309 and Form S-8
No. 333-05251) of Sovereign Bancorp, Inc. of our report dated November 26, 1996, with respect to the consolidated balance sheets of First State Financial Services, Inc. and subsidiaries as of September 30, 1996 and 1995, and the related consolidated statements of operations, stockholders' equity, and cash flows for each of the years in the three-year period ended September 30, 1996, which report appears in the Form 8-K of Sovereign Bancorp, Inc. dated June 13, 1997.


/s/ KPMG PEAT MARWICK, LLP
Short Hills, New Jersey
June 13, 1997